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                                  EXHIBIT 10.22
Coast
                           AMENDMENT TO LOAN DOCUMENTS


Borrower:      Western Micro Technology, Inc.

Address:       254 East Hacienda Avenue
               Campbell, California 95008

Date:          November 20, 1995

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (successor by merger to CoastFed Business Credit Corporation) ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California 90025 and the borrower named above (the "Borrower").

     Reference is made to the Loan and Security Agreement between the parties, dated January 29, 1992 (the "Loan Agreement"), and the Letter Agreement dated January 29, 1992 (the "Letter Agreement"), as the same have been from time to time amended, including, without limitation, pursuant to the Amendment to Loan Documents dated March 21, 1994 and the Amending Letter Agreement dated November 30, 1994. (This Amendment, the Loan Agreement, the Letter Agreement, any prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1.   Removal of Financial Covenants.  Effective immediately, the financial
          ------------------------------
covenants set forth in Section 2 of the Letter Agreement, as amended, are hereby deleted in their entirety.

     2.   Initial Renewal Date.  Effective immediately, the "initial renewal
          --------------------
date" set forth in Section 8 of the Loan Agreement is amended to be "April 30, 1998".

     3.   Amendment to Interest Rate.  Effective April 30, 1996, Section 1.2 of
          --------------------------
the Loan Agreement is amended in its entirety to read as follows:

          1.2  Interest.  Unless specifically provided to the contrary in
               --------
     any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 0.5% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the

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     month, as the base rate on corporate loans at large U.S. money center commercial banks.

     4.   Inventory Sub-Line.  Borrower and Coast are concurrently entering into
          ------------------
an Inventory Collateral Security Agreement (the "Inventory Agreement") providing for inventory loans to the Borrower on the terms and conditions provided therein and in the other Loan Documents. Without limiting the terms of the Inventory Agreement and the other Loan Documents, Borrower represents and warrants that
(i) all of its Inventory is located at 254 East Hacienda Avenue, Campbell, California 95008 and 341 Shore Drive, Burr Ridge, Illinois 60521 and (ii) all of such Inventory is free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, other than the security interest of IBM Credit Corporation ("IBMC") which is the subject of the Intercreditor Agreement dated July 1, 1993 between Coast and IBMC. Without limitation upon the Inventory Agreement or the other Loan Documents, Borrower agrees that it shall not borrow, and shall not request any Loan, based on Inventory located other than at its Campbell, California location, unless and until Coast has confirmed in writing that Coast's security interest in the Collateral at such other location has been perfected and protected in accordance with the Loan Documents.

     5.   Representations True.  Borrower represents and warrants to Coast that
          --------------------
all representations and warranties set forth in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct.

     6.   General Provisions.  This Amendment, the Loan Agreement, the Letter
          ------------------
Agreement, the Inventory Agreement, any prior written amendments to said agreements signed by Coast and the Borrower, and the other written documents and agreements between Coast and the Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, the Letter Agreement, the Inventory Agreement and all other documents and agreements between Coast and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                             Coast:

Western Micro Technology, Inc.        Coast Business Credit, a division of
                                      Southern Pacific Thrift & Loan Association
                                      (successor by merger to CoastFed Business
                                      Credit Corporation)


By  /s/ Donald K. Cochrane            By    /s/ Edit Kondorosi
   -------------------------------       --------------------------------------
   President or Vice President

By  /s/ James W. Dorst                Title  Vice President
   -------------------------------          -----------------------------------
   Secretary or Ass't Secretary


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                     INVENTORY COLLATERAL SECURITY AGREEMENT


Borrower:      Western Micro Technology, Inc.
Address:       254 East Hacienda Avenue
               Campbell, California 95008

Date:          November 20, 1995


THIS INVENTORY COLLATERAL SECURITY AGREEMENT ("Inventory Agreement"), dated the above date, is entered into between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (successor by merger to CoastFed Business Credit Corporation) ("Coast") and the borrower named above ("Borrower"), and is one of the Collateral Agreements referred to in that certain Loan and Security Agreement ("Loan Agreement") between Coast and Borrower dated January 29, 1992. This Inventory Agreement is an integral part of the Loan Agreement, and all of the terms and provisions of the Loan Agreement are incorporated herein by this reference.

     1.  Grant of Security Interest.           2.  Loans.
         --------------------------                -----
* As collateral and security for the               2.1  Amount of Loans.
payment and performance of all Obliga-                  ---------------
tions (as defined in the Loan Agree-      Provided no Event of Default (as
ment), Borrower hereby grants Coast an    defined in the Loan Agreement) has
immediately effective, continuing         occurred, Coast in its sole
security interest in, and assigns to      discretion agrees to make Loans to
Coast, all of Borrower's interest in      Borrower, repayable on demand, in the
the following types of property,          amounts of up to the following
whether now owned or held or hereafter    percentages of value of Borrower's
acquired, and wherever located:  all      eligible Inventory: 40% of finished
inventory, goods, merchandise,            goods.  As used in this Inventory
materials, raw materials, goods in        Agreement, "value" means Borrower's
process, finished goods, advertising,     cost or wholesale market value,
packaging and shipping materials,         whichever is lower.  Borrower shall
supplies, and all other tangible          execute a Designation of Inventory
personal property which, is held for      describing the Inventory and setting
sale or lease, furnished under            forth the value thereof, in form and
contracts of service, or consumed in      substance satisfactory to Coast, prior
Borrower's business, and all              to any Loans being made pursuant to
replacements, accessions and additions    this Paragraph 2.1.*
thereto, and all of the foregoing which
are returned, repossessed, reclaimed or        * Without limiting the fact that
stopped in transit (collectively          the determination of what Inventory is
"Inventory"), whether or not the          eligible for borrowing is a matter of
Inventory be in the constructive or       Coast's discretion, "IBM Credit
actual possession or custody of           Collateral" (as defined in the
Borrower, Coast, or any third party;      Intercreditor Agreement dated July 1,
and all negotiable and non-negotiable     1993 between Coast and IBM Credit
warehouse receipts and other documents    Corporation) shall not be
now or hereafter issued, with respect     eligible Inventory.
to any Inventory; and all proceeds,
insurance proceeds and products                   2.2  Borrower's Inventory
thereof, including, without limitation,                 --------------------
all now owned and hereafter acquired      Loan Balance.  The aggregate amount of
accounts, instruments, documents, and     ------------
chattel paper arising from the sale or    Borrower's indebtedness to Coast on
other disposition of the Inventory; and   account of Loans made pursuant to
all books and records pertaining to any   Paragraph 2.1 of this Inventory
or all of the foregoing and all           Agreement shall be referred to herein
equipment containing said books and       as "Borrower's Inventory Loan
records.  The term "Collateral" as used   Balance." Borrower's Inventory Loan
in the Loan Agreement shall for all       Balance shall not, at any time, exceed
purposes be deemed to include, without    the lesser of (i) the total amount of
limitation, the Inventory and the other   the percentages of value of Inventory
property described above.                 set forth in Paragraph 2.1, or (ii)
                                          $4,000,000, unless Coast shall elect
                                          to make advances in excess of said
      *  without limitation upon the      amount. Only Inventory acceptable to
security interests granted in the Loan    Coast, in its sole and absolute
Agreement,                                discretion and subject to Coast's
                                          first priority, perfected security
                                          interest, shall be considered in
                                          determining

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compliance with the provisions of this    qualities and quantities of the
Paragraph.  If at any time, Coast         Inventory and the cost and selling
determines, in its sole and absolute      prices thereof, which records shall
discretion, that Borrower's Inventory     also currently reflect the daily
Loan Balance exceeds the lesser of the    withdrawals from, and additions to,
foregoing amounts, or that the            the Inventory, all of which records
Inventory is not of the value             shall be continuously available to
represented by Borrower or that Coast     Coast for inspection and copying.
is not adequately secured, then
Borrower will repay to Coast upon                  3.4  No Warehousing of
demand such amount of Borrower's                        -----------------
Inventory Loan Balance as will, in        Inventory.  None of the Inventory
Coast's sole judgment, place Coast in     ---------
an adequately secured position.           is or will be stored with any
                                          warehouseman or other third party
         2.3  Interest.  Until            without Coast's prior written consent.
              --------
Borrower's Inventory Loan Balance is           4.  No Liability.  Coast shall
paid in full, Borrower shall pay                   ------------
interest thereon monthly at the rate      not in any way or manner be liable or
provided in Paragraph 1.2 of the Loan     responsible for the safekeeping of the
Agreement.  The amount of such interest   Inventory, or any loss or damage
payable hereunder shall be computed as    thereof occurring or arising in any
of the close of business on the last      manner or fashion from any cause, or
day of each calendar month, and shall     any diminution in the value of the
be added to Borrower's Inventory Loan     Inventory, or any act or default of
balance and shall thereafter bear like    any carrier, warehouseman, bailee or
interest as the Loans.                    forwarding agent or other person
                                          whomsoever.  All risk of loss, damage
         2.4  Statement of Account.       and destruction of the Inventory shall
              --------------------        be borne by Borrower.
Each month Coast shall send Borrower an
extract or statement of Borrower's             5.  Relationship to Loan
account pertaining to Borrower's                   --------------------
Inventory Loan Balance prepared from      Agreement.  Coast's remedies under
Coast's records, which will be            ---------
conclusively deemed correct and           this Inventory Agreement and the Loan
accepted by Borrower unless Borrower      Agreement are cumulative.  If any
delivers to Coast a written statement     provision of this Inventory Agreement
of exceptions within thirty (30) days     modifies or conflicts with any
after delivery of such extract or         provision of the Loan Agreement, those
statement.                                provisions in either agreement that
                                          give greater rights and remedies to
     3.  Representations, Warranties      Coast shall control.   All capitalized
         ---------------------------      terms used herein, which are not
and Covenants of Borrower.  Borrower      defined herein, shall have the
- -------------------------                 meanings ascribed to them in the Loan
represents, warrants and covenants that   Agreement.
now and throughout the term of this
Inventory Agreement:                           6.  Effective Date.  This
                                                   --------------
         3.1  Condition of Inventory.     Inventory Agreement, when executed by
              ----------------------      Borrower and accepted by a duly
All of the Inventory is, and will         authorized officer of Coast, shall be
continue to be, new, in good condition,   effective as of the date first above
of merchantable quality, free from        written.
latent and patent defects, and not
obsolete.                                 Borrower:

         3.2  Possession and Use of              WESTERN MICRO TECHNOLOGY, INC.
              ---------------------
Inventory.  Borrower shall not sell,
- --------
lease or otherwise transfer or dispose           By  /s/ Donald A. Cochrane
of any of the Inventory, other than                 ----------------------------
sales in the ordinary course of its                 President or Vice President
business; provided that in no event
shall Borrower make any sales of                 By  /s/ James W. Dorst
Inventory which would result in a                   ----------------------------
breach of Paragraph 2.2 above or would              Secretary or Ass't Secretary
result in Borrower's Inventory Loan
Balance exceeding the percentages of      Coast:
value of the Inventory set forth in
Paragraph 2.1.  Borrower shall use and    Accepted at Los Angeles, California:
deal with the Inventory only in a
manner consistent with the terms of the          COAST BUSINESS CREDIT, A
insurance policies relating thereto.             DIVISION OF SOUTHERN PACIFIC
None of the Inventory will be sold,              THRIFT & LOAN ASSOCIATION
leased or otherwise disposed of in               (SUCCESSOR BY MERGER TO
partial or complete satisfaction of any          COASTFED BUSINESS CREDIT
debt owed by Borrower.  Borrower will            CORPORATION)
keep all the Inventory separate from
its other property and assets and
capable or identification so far as may
be practicable.                                  By  /s/ Edit Kondorosi
                                                    ----------------------------
         3.3  Records.  Borrower has
              -------                            Title   Vice President
kept and shall hereafter keep, at                      -------------------------
Borrower's Address, true, correct and
accurate current stock, cost and sales
records of the Inventory, itemizing
describing the kinds, types,

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